Exhibit 4.1

NUMBER CA- 5265

SHARES

INTERSIL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 46069S 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE, OF

INTERSIL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

CHIEF EXECUTIVE OFFICER

By

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, New York)

Transfer Agent

and Registrar

Authorized Signature

INTERSIL CORPORATION

INCORPORATED

1999 SEAL

DELAVARE

THOMAS GREG & SONS

INTERSIL CORPORATION

A summary of the designations, relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, will be furnished by the Corporation to any stockholder on request and without charge. Such request shall be made to the Corporation’s Secretary at the principal office of the Corporation, or to the Transfer Agent and Registrar named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian

TEN ENT	–	as tenants by the entireties		(Cust) (Minor)

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

			UNIF TRF MIN ACT–	Custodian (untill age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                                            hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Intersil Corporation (the “Company”) and American Stock Transfer & Trust Company (the “Rights Agent”), dated as of August 29, 2003 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by the separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly following receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.